Exhibit 99.1

FORTISSIMO ACQUISITION CORP. ANNOUNCES POSTPONEMENT OF ITS ANNUAL MEETING OF STOCKHOLDERS

New York, NY, September 23, 2008 - Fortissimo Acquisition Corp. (OTC BB: FSMO; FSMOW; FSMOU) (“Fortissimo”), announced today that the annual meeting of its stockholders to vote on the proposed merger with Psyop, Inc. and to vote on various other matters has been postponed from its originally scheduled date of September 24, 2008 to October 7, 2008 at 10:00am Eastern Time, at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, Fortissimo’s counsel, at 399 Park Avenue, 31st Floor, New York, New York 10022.

The annual meeting is being postponed in order to give Fortissimo additional time to solicit proxies and its stockholders additional time to consider and vote on the proposed merger with Psyop, Inc.

Fortissimo encourages all of its stockholders to vote at the annual meeting on October 7, 2008. Stockholders that hold their shares in “street name” may provide voting instructions per the instructions provided in the materials sent to them by their bank or broker. Stockholders that hold their shares in “street name,” demanded conversion of their shares, and later decide that they do not want to convert such shares, must direct their banker or broker to withdraw their conversion. Fortissimo stockholders holding their shares in “street name” are encouraged to work closely with their broker to ensure their votes are counted with respect to the special meeting. Stockholders may contact Morrow & Co., LLC, Fortissimo’s proxy solicitor, with any questions at (800) 607-0088; banks and brokers can call (800) 654-2468.

Stockholders are urged to read the Proxy Statement filed with the Securities and Exchange Commission on August 12, 2008 and the Proxy Statement Supplement filed on September 11, 2008. The information contained in the Proxy Statement Supplement replaces and supersedes any inconsistent information set forth in the Proxy Statement. If you need another copy of the Proxy Statement or the Proxy Statement Supplement, you may obtain it free of charge from Fortissimo by directing such request to: Fortissimo Acquisition Corp., Attention: Secretary, 14 Hamelacha Street, Park Afek, PO Box 11704, Rosh Ha’ayin 48091 Israel, telephone: (011) 972-915-7400. The Definitive Proxy Statement and the Proxy Statement Supplement may also be found on the Internet at www.sec.gov.

Any stockholder who has cast a vote or elected conversion rights by submitting a proxy may change that vote or election in accordance with the procedures set forth in the Proxy Statement.

About Fortissimo Acquisition Corp.

Fortissimo Acquisition Corp. was formed on December 27, 2005 to serve as a vehicle to effect a merger, capital stock exchange, asset acquisition or other similar business combination with an operating business that has operations or facilities located in Israel, or that is a company operating outside of Israel which management believes would benefit from establishing operations or facilities in Israel. Fortissimo consummated its initial public offering in October 2006. As of July 31, 2008, Fortissimo held approximately $27.9 million in a trust account maintained by an independent trustee, which will be released to Fortissimo upon the consummation of the business combination.

About Psyop, Inc.

Headquartered in New York City, Psyop, Inc. is an award-winning provider of design based 3D animation, innovative visual effects and digital content for the advertising market. The company produces creative advertisements on behalf of premier brands in a variety of industries, including: food and beverage, sports, automotive, retail and financial services. In addition to its creative production for television advertising, Psyop has recently expanded into producing content for other, growing forms of electronic marketing including short themed branded films, ads shown in movie theaters, in-store and site specific presentations and the Internet. For more information, please visit www.psyop.tv.

Forward Looking Statements

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about Fortissimo, Psyop and their combined business after completion of the proposed acquisition.

Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of Fortissimo’s and Psyop’s management, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. Several factors could cause actual results to differ from those set forth in the forward-looking statements including the risks detailed in Fortissimo’s filings with the Securities and Exchange Commission, including its reports on Form 10-KSB and Form 10-Q, the Proxy Statement and the Proxy Statement Supplement. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release.

CONTACT:

Lesley Snyder
The Piacente Group, Inc.
(212) 481-2050
lesley@thepiacentegroup.com